UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2022

KURA SUSHI USA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39012	26-3808434
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17461 Derian Avenue, Suite 200 Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (657) 333-4100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	KRUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.07Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Kura Sushi USA, Inc. (the “Company”) was held at the offices of the Company at 17461 Derian Avenue, Suite 200, Irvine, CA 92614 on January 28, 2022, at 10:00 a.m. Pacific Time. Stockholders considered two proposals at the meeting, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on December 14, 2021.

At the beginning of the Annual Meeting, there were 8,003,067 shares of Class A common stock and 1,000,050 shares of Class B common stock present at the Annual Meeting in person or by proxy, which represented 96.2% of the combined voting power of the shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting (voting together as a single class), and which constituted a quorum for the transaction of business. Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on December 1, 2021 (the “Record Date”), and holders of the Company’s Class B common stock were entitled to ten votes for each share held as of the Record Date.

The final voting results are reported below.

Proposal One: Election of five directors, including Shintaro Asako, Kim Ellis, Seitaro Ishii, Carin L. Stutz and Hajime Uba to serve for a term until the 2023 annual meeting of stockholders.

The Company’s stockholders elected each of the five nominees for director, and the voting results are set forth below:

Name	For	Against	Abstain	Broker Non-Votes
Shintaro Asako	15,856,874	1,093,330	20,631	1,032,732
Kim Ellis	16,009,445	940,752	20,638	1,032,732
Seitaro Ishii	15,860,348	1,089,853	20,634	1,032,732
Carin L. Stutz	16,843,477	106,699	20,659	1,032,732
Hajime Uba	16,097,894	852,332	20,609	1,032,732

Proposal Two: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending on August 31, 2022.

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending on August 31, 2022, and the voting results are set forth below:

For	Against	Abstain
17,980,142	2,400	21,025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KURA SUSHI USA, INC.

Date:	January 31, 2022	By:	/s/ Steven H. Benrubi
		Name:	Steven H. Benrubi
		Title:	Chief Financial Officer, Treasurer and Secretary